etelix.com
USA

Etelix.com USA LLC

Financial Statements of The Year and December 31, 2017, and Independent Auditors' Report.

Lárez, Méndez y Asociados
Public Accountants
J-40016904-6

INDEPENDENT AUDITORS' REPORT

To the shareholders of
Etelix.com USA LLC

We have audited the accompanying balance sheet of Etelix.com USA LLC at December 31, 2017, together with the corresponding statements of income and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted international auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a selective evidence basis, the evidence supporting the figures and disclosures in the financial statements. An audit also includes evaluating the accounting principles used and the significant estimates made by management, as well as the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Lic. Marialexandra Lárez
Lárez Méndez y Asoc.
Certified Public Accountants
January 29, 2018.

ETELIX,COM USA LLC

BALANCE SHEETS

AS OF DECEMBER 31, 2017

ASSETS		
CURRENT ASSETS		
Cash and Banks	23.266	
Accounts Receivable Customers	1.013.591	
Advance Payment to Suppliers	85.942	
Prepaid Taxes	600	
Other Receivables	136.975	
TOTAL CURRENTS ASSETS		1.260.374
PROPERTY AND EQUIPMENT - Net		300.031
OTHER ASSETS		
Contractual Obligations Fund	105.388	
TOTAL ASSETS		105.388
DEFERRED CHARGES		
Assignment of Contracts	757.000	
TOTAL DEFERRED CHARGES		757.000
TOTAL ASSETS		2.422.793
LIABILITIES AND SHAREHOLDER´S EQUITY		
LIABILITIES		
CURRENT LIABILITIES		
Accounts Payable	785.648	
Receivable Outstanding Invoices	105.618	
Financing Loans	318.795	
Other Accounts Payables	45.200	
Prepaid Telecommunications	115.667	
Other Payables - Temporary	259.209	
TOTAL CURRENT LIABILITIES		1.630.137
TOTAL LIABILITIES		1.630.137
SHAREHOLDER´S EQUITY		
Capital Stock		1.000
Additional Paid in Capital		747.515
Retained Earnings		138.573
Result of The Period		(94.432)
TOTAL SHAREHOLDER´S EQUITY		792.656
TOTAL LIABILITIES AND SHAREHOLDER´S EQUITY		2.422.793

ETELIX,COM USA LLC
STATEMENTS OF INCOME
AS OF DECEMBER 31, 2017

Sales Revenue		7.741.566
Return and Discounts		125.747
INCOME SALES		7.615.819
COST OF SERVICES		6.896.806
GROSS PROFIT		719.013
OPERATING EXPENSES		
Salaries and Wages	189.659	
Depreciation Expense	25.575	
Sales Commission	37.163	
Amortizacion Expense	26.727	
Bank service Changes	13.502	
Financial Interest Expenses	281.702	
Professional Fees	27.231	
Technology Expense	145.081	
Trade Insurance	20.762	
Travel Expense	28.588	
Other Expense	6.264	
TOTAL OPERATING EXPENSES		802.252
OTHER INCOME AND EXPENDES		
Other Income	0	
Federal Tax Prior Year	11.193	
TOTAL OTHER INCOME AND EXPENDES		11.193
RESULT OF THE PERIOD		(94.432)
EBITDA		239.571

ETELIX,COM USA LLC
STATEMENTS OF SHAREHOLDERS' EQUITY
STATEMENTS OF INCOME

	COMMON STOCK	ADDITIONAL PAID-IN SHARE	RETAINED EARNINGS	TOTAL
BALANCE - DECEMBER 31, 2015	1.000	550.515	82.529	634.044
NET INCOME 2016	0	197.000	56.044	253.044
BALANCE - DECEMBER 31,2016	1.000	747.515	138.573	887.088
RESULT OF THE PERIOD DECEMBER 31,2017	0	0	(94.432)	(94.432)
BALANCE - DECEMBER 31,2017	1.000	747.515	44.141	792.656

ETELIX,COM USA LLC

STATEMENTS OF CASH FLOW
STATEMENTS OF INCOME

CASH FLOWS FROM OPERATING ACTIVITIES:	
NET RESULT	(94.432)
Adjustments to reconcile net income to net cash provided by operating activities:	
Depreciation and Amortization	52.302
Changes in working capital:	
Accounts Receivable	1.896.180
Accounts Receivable Employees	0
Other Accounts Receivable	613.069
Advance Payment to Suppliers	-85.942
Intercompany Accounts Receivable	0
Prepaid Taxes	-600
Cession of Contracts	-757.000
Accounts Payable to Suppliers	-1.941.700
Receivable Outstanding Invoices	0
Financing Loans	318.795
Other Payables - Temporary	69.456
Receivable Outstanding Invoices	-216.837
Prepaid Telecommunications	107.091
Intercompany Payables	0
Other Accounts Payables	45.000
Net cash provided by operating activities	**99.813**
CASH FLOWS FROM INVESTING ACTIVITIES:	
Additional Paid in Capital	0
Net Fixed Assets	0
Net cash used in investing activities	**0**
CASH FLOWS FROM FINANCING ACTIVITY:	
Sales Tax	0
Net cash used in financing activity	**0**
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	**5.381**
Cash and cash equivalents - Beginning of period	17.885
Cash and Cash Equivalents - end of Period	23.266

Etelix.com USA LLC

Notes to Financial Statements

As of The Year December 31, 2017.

NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2017

1-. CONSTITUTION AND OPERATIONS:

The company was registered on September 30, 2008, at the Florida Department of State in the Division of Corporations. Under the registration number Nº 08000092741. It is a Limited Liability Company. The purpose for which this limited liability company is organized is any and all lawful business.

2-. PRESENTATION OF THE FINANCIAL STATEMENTS:

The accompanying financial statements have been prepared in historical values, based on the Original Financial Statements in US dollars.

3-. SUMMARY, MEANING AND POLICY OF THE ACCOUNTS:

Cash and Cash Equivalents: Refers to available and demand deposits at banks; That is, any item that allows the entity, at any time, to deposit or withdraw funds.

Accounts Receivable Customers: The Company recognizes as accounts receivable all transactions invoices that have actually been individually reviewed and issued within the established periods and crossed with the counterparts of service provision. During the year 2017, the balances of client and supplier operators generated by the bilateral agreements were compensated.

Invoices Pending Issue: The Company recognizes as accounts receivable the pending invoices to be issued at the cut-off date in the period.

Prepaid Taxes: The Company recognizes as prepaid taxes the amount of the estimated year 2018.

Other Receivable: The company recognizes in this item the Telecommunications Pre-paid for provisions to be made that will become invoices and Short Term Loans of New Life Omega Service and Caribe Telecom, as an investment in fixed assets to be made.

Tangible and intangible Fixed Assets: These are recorded at cost from the date of purchase. Depreciation and amortization is calculated based on the straight-line method over the estimated useful life of the asset and the use of the asset. Depreciation and amortization expenses for the period are those corresponding to a normal period, based on the value of the asset divided by the estimated useful life.

4 -. PROPERTY AND EQUIPMENT

Property and Equipment consisted of the following at December 31, 2017

Description	**$**
Telecommunication Equipment	229.532
Telecommunication software	405.903
Computer equipment	5.000
Less: Depreciation and amortization	341.132
Total	**300.031**

Assignment of contracts: The Company during the last quarter of 2017 closes the obtaining of a portfolio of active interconnection in the amount of $ 814,000. In the negotiation of the contract, the following conditions are established:

-. Advance of $ 100,000, paying $ 57,000 at the time of having the portfolio, as a guarantee of acceptance, paid in 2017, the remaining amount will be paid after checking the operation of the portfolio.
-. Test period of six (6) months, to check operability. This period expires in December 2017.
-. The amortization of the negotiation of the portfolio (Assignment of the contract) is established for sixty (60) months, starting in January 2018.

Contract Obligations Fund: The Company recognizes in this account the amounts per employee established according to contract at the beginning of their activities with the company.

Accounts Payable Suppliers and Invoices to be received: The company recognizes as accounts payable, all invoiced transactions that have actually been reviewed individually and issued within the established deadlines and crossed with the counterparts of service provision. During the year 2017, the balances of client and supplier operators generated by the bilateral agreements were compensated.

Others Accounts Payable: The company recognizes as other accounts payable the accumulated expenses pending to date.

Financing Loans: This account reflects the financial alternative company decided to look for, to grow within the business sector and at the same time have the level of credit necessary to opt for other financing alternatives.

Lender	Date funding	Amount	Status
Pearl Capital	February 06, 2017	**40,135.00**	Closed
Unique Funding Solutions	March 16, 2017	**27,500.00**	Closed
Fusion Capital	March 16, 2017	**15,000.00**	Closed
Midnight Advance	April 21, 2017	**30,000.00**	Closed
Yellowstone Capital	May 19, 2017	**30,000.00**	Closed
APP Group Inter	June 28, 2017	**97,905.00**	Closed
Complete Business Solutions	July 27, 2017	**47,095.00**	Closed
APP Group Inter_2	September 21, 2017	**150,000.00**	Closed
Alonzo Van Der Biest	September 21, 2016	**90,637.00**	In process
Complete Business Solutions	November 14, 2017	**48,932.00**	In process
APP Group Inter_3	December 19, 2017	**200,000.00**	In process
Total Capital		**777,204.50**	
Loans Payable December 31, 2017		**318,794.97**	
Total Paid Financial Expenses December 31, 2017		**281,701.96**	

It is important to highlight that the company had to resort to financing from third parties in order to expand the telecommunications market and acquire new routes and contracts with operators.

Income from services: The company´s income is the result of the service of selling minutes for long-distance telecommunications, with the use of the network and the administration of funds for the collection and payment of service products.

Cost of the Service: The service costs represent the purchase of minutes for telecommunications to the different operators with which the activity is handled and the exchange of service provision is made.

5-. COMMITMENTS - SHAREHOLDER´S EQUITY

The company's result as of December 31, 2017, shows a loss of $ 94,432.17, as a result of the decision to resort to the financing market with third parties, in order to achieve new investments in the telecommunications market and increase future income. The accumulated result for the year 2017 undistributed profits $ 44,141. The capital stock consists of $ 1,000 and the unrealized capital of $ 747,515., For the acquisition of the assets.

6-. INCOME TAX:

The company from the moment it decides to start operations in 2013, has submitted all the corresponding declarations to the ISR for each period 2013, 2014 and 2015, with legal extensions, as established in the IRS, by the year 2016 already stabilizes with the timely fulfillment of their fiscal commitments.

Etelix.com USA LLC

Financial Statements of and for The Years
and December 31, 2017 and 2016.

ETELIX,COM USA LLC

BALANCE SHEETS
December 31, 2017 and 2016

ASSETS	2.017	2.016
CURRENT ASSETS		
Cash and Banks	23.266	17.885
Accounts Receivable Customers	1.013.591	2.909.771
Advance Payment to Suppliers	85.942	0
Prepaid Taxes	600	0
Other Receivables	136.975	750.044
Prepaid Telecommunications	0	0
Total current assets	1.260.374	3.677.700
INVESTMENTS		
Unconsolidated Businesses	0	0
Total investments	0	0
PROPERTY AND EQUIPMENT - Net	300.031	352.332
OTHER ASSETS		
Accounts Receivable Shareholders	0	0
Intercompany Accounts Receivable	0	0
Temporary Accounts Receivable	0	0
Total Other assets	0	0
DEFERRED CHARGES		
Cession of Contracts	757.000	0
Total Deferred charges	757.000	0
TOTAL ASSETS	2.317.405	4.030.032

ETELIX,COM USA LLC

BALANCE SHEETS
December 31, 2017 and 2016

LIABILITIES AND SHAREHOLDER´S EQUITY	2.017	2.016
LIABILITIES		
CURRENT LIABILITIES		
Accounts Payable to Suppliers	785.648	2.727.348
Receivable Outstanding Invoices	105.618	322.455
Financing Loans	318.795	0
Other Accounts Payables	45.200	200
Prepaid Telecommunications	115.667	8.576
Other Payables - Temporary	153.821	84.365
TOTAL CURRENT LIABILITIES	1.524.749	3.142.944
LONG-TERM LIABILITIES		
Accounts Payable Shareholder	0	0
Intercompany Payable	0	0
TOTAL LONG-TERM LIABILITIES	0	0
TOTAL LIABILITIES	1.524.749	3.142.944
SHAREHOLDER´S EQUITY		
Preferred stock $ 1 par value; 50.000	1.000	1.000
Additional Paid in Capital	747.515	747.515
Retained Earnings	138.573	82.529
Result of The Year	(94.432)	56.044
TOTAL SHAREHOLDER´S EQUITY	792.656	887.088
TOTAL LIABILITIES AND SHAREHOLDER´S EQUITY	2.317.405	4.030.032

ETELIX,COM USA LLC
STATEMENTS OF INCOME
December 31, 2017 and 2016

	2.017	2.016
REVENUES	7.615.819	4.067.807
COST OF SERVICES	6.896.806	3.484.741
GROSS PROFIT	719.013	583.066
OPERATING EXPENSES		
Salaries and Wages	189.659	134.299
Sales Commission	37.163	36.123
Amortization Expense	26.727	67.824
Bank Service Changes	13.502	26.727
Financial Interest Expenses	281.702	18.517
Depreciation Expense	25.575	12.334
Professional Fees	27.231	46.349
Technology Expense	145.081	156.453
Trade Insurance	20.762	15.314
Travel Expense	28.588	16.661
Other Expense	6.264	13.200
TOTAL OPERATING EXPENSES	802.252	544.630
OTHER INCOME AND EXPENDES		
Other Income and Expenses	11.193	12.652
TOTAL OTHER INCOME AND EXPENDES	11.193	12.652
RESULT OF THE PERIOD - DECEMBER 2017 / 2016	(94.432)	51.089
EBITDA	239.571	149.764